Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. 1350

 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K of I-AM Capital Acquisition Company (the “Company”) for the quarter ended May 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), I, Suhel Kanuga, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 24, 2018	/s/ Suhel Kanuga
Name: Suhel Kanuga
Title: Chief Financial Officer
(Principal Financial Officer)

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